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                                                                    EXHIBIT 10.1

                  SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE

                                    AGREEMENT


                          DATED AS OF FEBRUARY 18, 2003


                                      AMONG


                          SATCON TECHNOLOGY CORPORATION


                                       AND


                       THE PURCHASERS LISTED ON EXHIBIT A

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                                TABLE OF CONTENTS

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ARTICLE I Purchase and Sale of Preferred Stock................................................................1

     Section 1.1   Purchase and Sale of Stock.................................................................1
     Section 1.2   The Conversion Shares......................................................................1
     Section 1.3   Purchase Price and Closing.................................................................2

ARTICLE II Representations and Warranties.....................................................................2

     Section 2.1   Representations and Warranties of the Company..............................................2
     Section 2.2   Representations and Warranties of the Purchasers..........................................13

ARTICLE III Covenants........................................................................................15

     Section 3.1   Securities Compliance.....................................................................15
     Section 3.2   Registration and Listing..................................................................15
     Section 3.3   Inspection Rights.........................................................................16
     Section 3.4   Compliance with Laws......................................................................16
     Section 3.5   Keeping of Records and Books of Account...................................................16
     Section 3.6   Reporting Requirements....................................................................16
     Section 3.7   Status of Dividends.......................................................................17
     Section 3.7   Amendments................................................................................17
     Section 3.8   Other Agreements..........................................................................18
     Section 3.9   Distributions.............................................................................18
     Section 3.10  Status of Dividends.......................................................................18
     Section 3.11  Intentionally Omitted.....................................................................19
     Section 3.12  Future Financings; Right of First Offer and Refusal.......................................17
     Section 3.13  Reservation of Shares.....................................................................18
     Section 3.14  Transfer Agent Instructions...............................................................19
     Section 3.15  Disposition of Assets.....................................................................19
     Section 3.16  Form S-3 Eligibility......................................................................20
     Section 3.17  Stockholder Approval......................................................................20
     Section 3.18  Silicon Valley Bank.......................................................................20

ARTICLE IV Conditions........................................................................................21

     Section 4.1   Conditions Precedent to the Obligation of the Company to Sell the Shares .................21
     Section 4.2   Conditions Precedent to the Obligation of the Purchasers to Purchase the Shares...........22

ARTICLE V Intentionally Omitted..............................................................................24
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ARTICLE VI Stock Certificate Legend..........................................................................24

     Section 6.1   Legend....................................................................................24

ARTICLE VII Intentionally Omitted............................................................................25


ARTICLE VIII Indemnification.................................................................................25

     Section 8.1   General Indemnity.........................................................................25
     Section 8.2   Indemnification Procedure.................................................................25

ARTICLE IX Miscellaneous.....................................................................................26

     Section 9.1   Fees and Expenses.........................................................................26
     Section 9.2   Specific Enforcement, Consent to Jurisdiction.............................................27
     Section 9.3   Entire Agreement; Amendment...............................................................27
     Section 9.4   Notices...................................................................................28
     Section 9.5   Waivers...................................................................................28
     Section 9.6   Headings..................................................................................29
     Section 9.7   Successors and Assigns....................................................................29
     Section 9.8   No Third Party Beneficiaries..............................................................29
     Section 9.9   Governing Law.............................................................................29
     Section 9.10  Survival..................................................................................29
     Section 9.11  Counterparts..............................................................................29
     Section 9.12  Publicity.................................................................................29
     Section 9.13  Severability..............................................................................30
     Section 9.14  Further Assurances........................................................................30
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                                       ii
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             SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     This SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of February 18, 2003 by and among SatCon Technology Corporation, a Delaware corporation (the "Company"), and each of the Purchasers of shares of Series A Convertible Preferred Stock of the Company whose names are set forth on EXHIBIT A hereto (individually, a "Purchaser" and collectively, the "Purchasers").

     The parties hereto agree as follows:

                                    ARTICLE I

                      PURCHASE AND SALE OF PREFERRED STOCK

          Section 1.1 PURCHASE AND SALE OF STOCK. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers and each of the Purchasers shall purchase from the Company, the number of shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares"), at a purchase price of $12,500 per share, set forth opposite such Purchaser's name on EXHIBIT A hereto. Upon the following terms and conditions, each of the Purchasers shall be issued Series A Warrants, in substantially the form attached hereto as EXHIBIT B-1 (the "Series A Warrants"), and Series B Warrants, in substantially the form attached hereto as EXHIBIT B-2 (the "Series B Warrants" and, together with the Series A Warrants, the "Warrants"), to purchase the number of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") set forth opposite such Purchaser's name on EXHIBIT A hereto. The aggregate purchase price for the Preferred Shares and the Warrants shall be $3,172,500. The designation, rights, preferences and other terms and provisions of the Series A Convertible Preferred Stock are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock attached hereto as EXHIBIT C (the "Certificate of Designation"). The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") or Section 4(2) of the Securities Act.

          Section 1.2 THE CONVERSION SHARES. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares and exercise of the Warrants then outstanding; PROVIDED that the number of shares of Common Stock so reserved shall at no time be less than 120% of its authorized but unissued shares of its Common Stock, to effect the conversion of the Preferred Shares and exercise of the Warrants. Any shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (and such shares when issued) are herein referred to as the "Conversion Shares" and the "Warrant Shares", respectively. The Preferred Shares, the Conversion Shares and the Warrant

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Shares are sometimes collectively referred to as the "Shares".

          Section 1.3 PURCHASE PRICE AND CLOSING. The Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase that number of the Preferred Shares and Warrants set forth opposite their respective names on Exhibit A. The aggregate purchase price of the Preferred Shares and Warrants being acquired by each Purchaser is set forth opposite such Purchaser's name on Exhibit A (for each such purchaser, the "Purchase Price" and collectively referred to as the "Purchase Prices"). The closing of the purchase and sale of the Preferred Shares and Warrants shall take place at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 (the "Closing") at 1:00 p.m. (eastern time) upon the satisfaction of each of the conditions set forth in Article IV hereof (the "Closing Date"). Funding with respect to the Closing shall take place by wire transfer of immediately available funds on or prior to the Closing Date.

          Section 1.4 WARRANTS. The Company agrees to issue to each of the Purchasers Series A Warrants and Series B Warrants to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on EXHIBIT A hereto. The Purchasers shall be issued Series A Warrants to purchase 5,000 shares of Common Stock for each Preferred Share purchased at the Closing. The Series A Warrants shall have an exercise price equal to $.01 and shall be exercised within one business day of the Closing Date. The Purchasers shall be issued Series B Warrants to purchase 5,000 shares of Common Stock for each Preferred Share purchased at the Closing. The Series B Warrants shall have an exercise price equal to the Warrant Price (as defined in the Series B Warrant) and shall expire five (5) years from the Closing Date.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Section 2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchasers, except as set forth in the Company's disclosure schedule delivered with this Agreement as follows:

          (a) ORGANIZATION, GOOD STANDING AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any subsidiaries except as set forth in the Company's Form 10-K for the year ended September 30, 2002, including the accompanying financial statements (the "Form 10-K"), or in the Company's Form 10-Q for the fiscal quarters ended December 29, 2001, March 30, 2002 or June 29, 2002 (collectively, the "Form 10-Q"), or on SCHEDULE 2.1(a) hereto. The Company and each such subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(c) hereof) on the Company's financial condition.

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          (b)     AUTHORIZATION; ENFORCEMENT. The Company has the requisite
corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement attached hereto as EXHIBIT D (the "Registration Rights Agreement"), the Irrevocable Transfer Agent Instructions (as defined in
Section 3.14), the Certificate of Designation, and the Warrants (collectively, the "Transaction Documents") and to issue and sell the Shares and the Warrants in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and, except as disclosed on SCHEDULE 2.1(b) hereto, the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The other Transaction Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c) CAPITALIZATION. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of December 31, 2002 are set forth on SCHEDULE 2.1(c) hereto. All of the outstanding shares of the Company's Common Stock and Series A Convertible Preferred Stock have been duly and validly authorized. Except as set forth in this Agreement and the Registration Rights Agreement and as set forth on SCHEDULE 2.1(c) hereto, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and the Registration Rights Agreement or on SCHEDULE 2.1(c), there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as set forth on
SCHEDULE 2.1(c) hereto, the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth on SCHEDULE 2.1(c) hereto, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, and no stockholder has a right of rescission or claim for damages with respect thereto which would have a Material Adverse Effect (as defined below) on the Company's financial condition or operating results. The Company has furnished or made available to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws"). For the purposes of this Agreement, "Material Adverse Effect" means any material adverse effect on the business, operations, properties, prospects, or financial condition of the

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Company and its subsidiaries, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

          (d) ISSUANCE OF SHARES. Except as disclosed on SCHEDULE 2.1(d) hereto, the Preferred Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and the Preferred Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable and entitled to the rights and preferences set forth in the Certificate of Designation. Except as disclosed on SCHEDULE 2.1(d) hereto, when the Conversion Shares and the Warrant Shares are issued in accordance with the terms of the Certificate of Designation and the Warrants, respectively, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock.

          (e) NO CONFLICTS. Except as disclosed on SCHEDULE 2.1(e) hereto, the execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Designation and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company's Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clauses (i) and (iv) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing, any registration statement which may be filed pursuant hereto, and the Certificate of Designation); PROVIDED that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchasers

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herein.

          (f) COMMISSION DOCUMENTS, FINANCIAL STATEMENTS. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, since September 30, 2002, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to
Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"). The Company has delivered or made available to each of the Purchasers true and complete copies of the Commission Documents filed with the Commission since September 30, 2002. The Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective dates, the Form 10-K and the Form 10-Q complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, as of their respective dates, none of the Form 10-K and the Form 10-Q contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (g) SUBSIDIARIES. SCHEDULE 2.1(g) hereto sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization. The Company owns, directly or indirectly, all of the outstanding stock or other interests of such subsidiary. For the purposes of this Agreement, "subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any subsidiary is

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subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary.

          (h) NO MATERIAL ADVERSE CHANGE. Since September 30, 2002, the Company has not experienced or suffered any Material Adverse Effect, except as disclosed on SCHEDULE 2.1(h) hereto or in the Commission Documents.

          (i)     NO UNDISCLOSED LIABILITIES. Except as set forth on
SCHEDULE 2.1(i) hereto or in the Form 10-K, neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company's or its subsidiaries respective businesses since September 30, 2002 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

          (j)     NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Except as set forth on
SCHEDULE 2.1(j) hereto, no event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

          (k) INDEBTEDNESS. The Form 10-K, Form 10-Q or SCHEDULE 2.1(k) hereto sets forth as of a recent date all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth on SCHEDULE 2.1(k), neither the Company nor any subsidiary is in default with respect to any Indebtedness.

          (l) TITLE TO ASSETS. Each of the Company and the subsidiaries has good and marketable title to all of its real and personal property reflected in the Form 10-K, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated in the Form 10-K, Form 10-Q or on SCHEDULE 2.1(l) hereto or such that, individually or in the aggregate, do not cause a Material Adverse Effect on the Company's financial condition or operating results. All said leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect.

          (m) ACTIONS PENDING. There is no action, suit, claim, investigation, arbitration,

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alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth in the Form 10-K, Form 10-Q or on SCHEDULE 2.1(m) hereto, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets which could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Except as set forth in the Form 10-K, Form 10-Q or SCHEDULE 2.1(m) hereto, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary or any officers or directors of the Company or subsidiary in their capacities as such.

          (n) COMPLIANCE WITH LAW. The business of the Company and the subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Form 10-K, Form 10-Q, or such that, individually or in the aggregate, do not cause a Material Adverse Effect. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (o) TAXES. Except as set forth in the Form 10-K or in the Form 10-Q, the Company and each of the subsidiaries has accurately prepared and filed all federal, state and other material tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all material current taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable. None of the federal income tax returns of the Company or any subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

          (p)     CERTAIN FEES. Except as set forth in this Agreement or on
SCHEDULE 2.1(p) hereto, no brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary or any Purchaser with respect to the transactions contemplated by this Agreement.

          (q) DISCLOSURE. To the best of the Company's knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any subsidiary in connection with

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the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

          (r) OPERATION OF BUSINESS. Except as set forth in the Form 10-K, the Company and each of the subsidiaries owns or possesses all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations that are necessary or material for use in connection with their respective businesses as described in the Form 10-K and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary has received a written notice that the foregoing intellectual property rights used by the Company or any subsidiary violates or infringes upon the rights of any other party.

          (s) ENVIRONMENTAL COMPLIANCE. The Company and each of its subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. The Form 10-K or Form 10-Q describes all material permits, licenses and other authorizations issued under any Environmental Laws to the Company or its subsidiaries. "Environmental Laws" shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. The Company has all necessary material governmental approvals required under all Environmental Laws and used in its business or in the business of any of its subsidiaries. The Company and each of its subsidiaries are also in material compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

          (t) BOOKS AND RECORD INTERNAL ACCOUNTING CONTROLS. The books and records of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions is taken with respect to any differences.

          (u) MATERIAL AGREEMENTS. Except as set forth in the Form 10-K, Form 10-Q or on SCHEDULE 2.1(u) hereto, neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-3 or applicable form (collectively, "Material Agreements") if the Company or any subsidiary were registering securities under the Securities Act. Except as set forth on SCHEDULE 2.1(u) or in the Commission Documents, the Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company's knowledge are not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. Except as set forth on SCHEDULE 2.1(u) or in the Commission Documents, no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits or shall limit the payment of dividends on the Company's Preferred Shares, other Preferred Stock, if any, or its Common Stock.

          (v) TRANSACTIONS WITH AFFILIATES. Except as set forth in the Commission Documents or on SCHEDULE 2.1(v) hereto, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any subsidiary on the one hand, and (b) on the other hand, any officer or director of the Company, or any of its subsidiaries, or any person owning any capital stock of the Company or any subsidiary or any member of the immediate family of such officer or director or any corporation or other entity controlled by such officer, director or stockholder, or a member of the immediate family of such officer, director or stockholder.

          (w) SECURITIES ACT OF 1933. Based in material part upon the representations herein of the Purchasers, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares and the Warrants hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Shares, the Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Shares and the Warrants under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Shares and the Warrants.

          (x) GOVERNMENTAL APPROVALS. Except as set forth in the Form 10-K or Form 10-Q, and except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or Federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and a registration statement or statements pursuant to the Registration Rights Agreement, and the filing of the Certificate of Designation with the Secretary of State for the State of Delaware, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Preferred Shares and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.

          (y) EMPLOYEES. Neither the Company nor any subsidiary has any collective bargaining arrangements or agreements covering any of its employees, except as set forth in the Form 10-K or Form 10-Q. Except as set forth in the Form 10-K or the Form 10-Q, neither the Company nor any subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer or employee to be employed by the Company or such subsidiary. Since September 30, 2002, no officer or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment with the Company or any subsidiary.

          (z)     ABSENCE OF CERTAIN DEVELOPMENTS. Except as provided on
SCHEDULE 2.1(z) hereto or in the Commission Documents, since September 30, 2002, neither the Company nor any subsidiary has:

                  (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

                  (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such subsidiary's business;

                  (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                  (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

                  (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

                  (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers or their representatives;

                  (vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

                  (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

                  (ix) made capital expenditures or commitments therefor that aggregate in excess of $100,000;

                  (x) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

                  (xi) made charitable contributions or pledges in excess of $25,000;

                  (xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

                  (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment;

                  (xiv) effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries; or

                  (xv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

          (aa) USE OF PROCEEDS. The proceeds from the sale of the Preferred Shares will be used by the Company for working capital and general corporate purposes.

          (bb) PUBLIC UTILITY HOLDING COMPANY ACT AND INVESTMENT COMPANY ACT STATUS. The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon the Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (cc) ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company or any of its subsidiaries which is or would be materially adverse to the Company and its subsidiaries. The execution and delivery of this Agreement and the issuance and sale of the Preferred Shares will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(ac), the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

          (dd) DILUTIVE EFFECT. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Certificate of Designation and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

          (ee) INDEPENDENT NATURE OF PURCHASERS. The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company further acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

          Section 2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other
Purchaser:

          (a) ORGANIZATION AND STANDING OF THE PURCHASERS. If the Purchaser is an entity, such Purchaser is a corporation or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

          (b) AUTHORIZATION AND POWER. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Preferred Shares and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. Each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms thereof.

          (c) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to purchase the Preferred Shares or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

          (d) ACQUISITION FOR INVESTMENT. Such Purchaser is acquiring the Preferred Shares and the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Such Purchaser does not have a present intention to sell the Preferred Shares or the Warrants, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Preferred Shares or the Warrants to or through any person or entity; PROVIDED, HOWEVER, that by making the representations herein and subject to Section 2.2(f) below, such Purchaser does not agree to hold the Shares or the

Warrants for any minimum or other specific term and reserves the right to dispose of the Shares or the Warrants at any time in accordance with Federal and state securities laws applicable to such disposition. Such Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Preferred Shares and the Warrants and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

          (e) STATUS OF PURCHASERS. Such Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

          (f) OPPORTUNITIES FOR ADDITIONAL INFORMATION. Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser's personal knowledge of the Company's affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.

          (g) NO GENERAL SOLICITATION. Each Purchaser acknowledges that the Preferred Shares and the Warrants were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or
(ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

          (h) RULE 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

          (i) GENERAL. Such Purchaser understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Shares.

          (j) INDEPENDENT INVESTMENT. No Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Shares purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Shares.

                                   ARTICLE III

                                    COVENANTS

     The Company covenants with each of the Purchasers as follows, which covenants are for the benefit of the Purchasers and their permitted assignees (as defined herein).

          Section 3.1 SECURITIES COMPLIANCE. (a) The Company shall notify the Commission in accordance with their rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a Form D with respect to the Preferred Shares, Warrants, Conversion Shares and Warrant Shares as required under Regulation D, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares to the Purchasers or subsequent holders.

          (b)     Unless waived by a Purchaser by means of providing sixty-one
(61) days notice to the Company, in connection with a Voluntary Conversion (as such term is defined in the Certificate of Designation) or the exercise of the Warrants, the Company covenants and agrees that upon receipt of a Conversion Notice pursuant to Section 5(b)(ii) of the Certificate of Designation or Exercise Form pursuant to Section 2(b) of the Warrants that it will not convert such number of shares that, when aggregated with all other shares of Common Stock then owned by a Purchaser beneficially or deemed beneficially owned by a Purchaser, would result in a Purchaser owning more than 4.99% of all of such Common Stock as would be outstanding on such date of conversion or such date of exercise of the Warrant, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder; PROVIDED, HOWEVER, that if pursuant to this Section the Company does not convert or issue the number of shares requested under the applicable Conversion Notice or Exercise Form, the Company will not be subject to Section 5(b)(v) of the Certificate of Designation as a result of such failure to convert.

          Section 3.2 REGISTRATION AND LISTING. The Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement or the Registration Rights Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the Nasdaq SmallCap Market, or if such listing is no longer available, on the over-the-counter electronic bulletin board.

          Section 3.3 INSPECTION RIGHTS. The Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Preferred Shares, or shall own Conversion Shares which, in the aggregate, represent more than 2% of the total combined voting power of all voting securities then outstanding, for purposes reasonably related to such Purchaser's interests as a stockholder to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any subsidiary, and to discuss the affairs, finances and accounts of the Company and any subsidiary with any of its officers, consultants, directors, and key employees. Prior to any Purchaser exercising its right under this Section 3.3, the Purchaser and the Company shall enter into a confidentiality agreement in a form acceptable to the parties.

          Section 3.4 COMPLIANCE WITH LAWS. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

          Section 3.5 KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          Section 3.6 REPORTING REQUIREMENTS. If the Commission ceases making periodic reports filed under Section 13 of the Exchange Act available via its Election Data Gathering Retrieval and Analysis System, then at a Purchaser's request the Company shall furnish the following to such Purchaser so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Preferred Shares, or shall own Conversion Shares which, in the aggregate, represent more than 2% of the total combined voting power of all voting securities then outstanding:

          (a) Quarterly Reports filed with the Commission on Form 10-Q as soon as practical after the document is filed with the Commission, and in any event within fifty-five (55) days after the end of each of the first three fiscal quarters of the Company;

          (b) Annual Reports filed with the Commission on Form 10-K as soon as practical after the document is filed with the Commission, and in any event within one hundred (100) days after the end of each fiscal year of the Company; and

          (c) Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

          Section 3.7 AMENDMENTS. The Company shall not amend or waive any provision of the Certificate or Bylaws of the Company in any way that would adversely affect the liquidation preferences, dividends rights, conversion rights, voting rights or redemption rights of the Preferred Shares; PROVIDED, HOWEVER, that any creation and issuance of another series of Junior Stock (as defined in the Certificate of Designation) or any other class or series of equity securities which by its terms shall rank on parity with the Preferred Shares shall not be deemed to materially and adversely affect such rights, preferences or privileges.

          Section 3.8 OTHER AGREEMENTS. The Company shall not enter into any agreement in which the terms of such agreement would materially restrict or impair the right or ability to perform of the Company or any subsidiary under any Transaction Document.

          Section 3.9 DISTRIBUTIONS. Except with the vote or consent of at least 80% of the Preferred Shares then outstanding, the Company agrees that it shall not (i) effect any distribution with respect to Junior Stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company.

          Section 3.10 STATUS OF DIVIDENDS. The Company covenants and agrees that (i) no Federal income tax return or claim for refund of Federal income tax or other submission to the Internal Revenue Service will adversely affect the Preferred Shares, any other series of its Preferred Stock, or the Common Stock, and any deduction shall not operate to jeopardize the availability to Purchasers of the dividends received deduction provided by Section 243(a)(1) of the Code or any successor provision, (ii) in no report to shareholders or to any governmental body having jurisdiction over the Company or otherwise will it treat the Preferred Shares other than as equity capital or the dividends paid thereon other than as dividends paid on equity capital unless required to do so by a governmental body having jurisdiction over the accounts of the Company or by a change in generally accepted accounting principles required as a result of action by an authoritative accounting standards setting body, and (iii) other than pursuant to this Agreement or the Certificate of Designation, it will take no action which would result in the dividends paid by the Company on the Preferred Shares out of the Company's current or accumulated earnings and profits being ineligible for the dividends received deduction provided by
Section 243(a)(1) of the Code. The preceding sentence shall not be deemed to prevent the Company from designating the Preferred Stock as "Convertible Preferred Stock" in its annual and quarterly financial statements in accordance with its prior practice concerning other series of preferred stock of the Company. Notwithstanding the foregoing, the Company shall not be required to restate or modify its tax returns for periods prior to the Closing Date. In the event that the Purchasers have reasonable cause to believe that dividends paid by the Company on the Preferred Shares out of the Company's current or accumulated earnings and profits will not be treated as eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision, the Company will, at the reasonable request of the Purchasers of 51% of the outstanding Preferred Shares, join with the Purchasers in the submission to the Service of a request for a ruling that dividends paid on the Shares will be so eligible for Federal income tax purposes, at the Purchasers expense. In addition, the Company will reasonably cooperate with the Purchasers (at Purchasers' expense) in any litigation, appeal or other proceeding challenging or contesting any ruling, technical advice, finding or determination that earnings and profits are not eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision to the extent that the position to be taken in any such litigation, appeal, or other proceeding is not contrary to any provision of the Code or incurred in connection with any such submission, litigation, appeal or other proceeding. Notwithstanding the foregoing, nothing herein contained shall be deemed to preclude the Company from claiming a deduction with respect to such dividends if (i) the Code shall hereafter be amended, or final Treasury regulations thereunder are issued or modified, to provide that dividends on the Preferred Shares or Conversion Shares should not be treated as dividends for Federal income tax purposes or that a deduction with respect to all or a portion of the dividends on the Shares is allowable for Federal income tax purposes, or (ii) in the absence of such an amendment, issuance or modification and after a submission of a request for ruling or technical advice, the service shall rule or advise that dividends on the shares should not be treated as dividends for Federal income tax purposes. If the Service determines that the Preferred Shares or Conversion Shares constitute debt, the Company may file protective claims for refund.

          Section 3.11    INTENTIONALLY OMITTED.

          Section 3.12    FUTURE FINANCINGS; RIGHT OF FIRST OFFER AND REFUSAL.
(a) For purposes of this Agreement, a "Subsequent Financing" shall be defined as any subsequent offer or sale to, or exchange with (or other type of distribution to), any third party of Common Stock or any securities convertible, exercisable or exchangeable into Common Stock, including debt securities so convertible, in a private transaction (collectively, the "Financing Securities") other than a Permitted Financing (as defined hereinafter). For purposes of this Agreement, "Permitted Financing" shall mean any transaction involving (i) the Company's issuance of any Financing Securities (other than for cash) in connection with a merger and/or acquisition, consolidation, sale or disposition of all or substantially all of the Company's assets, (ii) the Company's issuance of Financing Securities in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital, (iii) the Company's issuance of Financing Securities in connection with underwritten public offerings of its securities, (iv) the Company's issuance of Common Stock or the issuance or grants of options to purchase Common Stock pursuant to the Company's stock option plans and employee stock purchase plans outstanding on the date hereof or the issuance of Common Stock or the issuance or grants of options to purchase Common Stock pursuant to amendments to existing stock incentive or employee stock purchase plans or new stock incentive or employee stock purchase plans adopted after the date of this Agreement which are approved by the Board of Directors as long as such issuances in the aggregate do not exceed 1,700,000 shares of Common Stock, (v) any transaction where the first use of proceeds from such transaction would be used to redeem all of the Preferred Shares in accordance with Section 8(h) of the Certificate of Designation, (vi) as a result of the exercise of options or warrants or conversion of convertible notes or preferred stock which are granted or issued as of the date of this Agreement,
(vii) the issuance of any Financing Securities contemplated by Section 5(e)(x) of the Certificate of Designation, (viii) any issuances of Common Stock pursuant to Company 401(k) matches, or (ix) the issuance of secured convertible promissory notes and warrants pursuant to the Note and Warrant Purchase Agreement dated as of the date hereof by and among the Company and the investors named therein and the issuance of Common Stock upon conversion, redemption or exercise thereof.

          (b) During the period commencing on the Closing Date and ending on the first

(1st) anniversary of the Closing Date, the Company covenants and agrees to promptly notify (in no event later than five (5) days after making or receiving an applicable offer) in writing (a "Rights Notice") the Purchasers of the terms and conditions of any proposed Subsequent Financing. The Rights Notice shall describe, in reasonable detail, the proposed Subsequent Financing, the proposed closing date of the Subsequent Financing, which shall be within thirty (30) calendar days from the date of the Rights Notice, including, without limitation, all of the terms and conditions thereof. The Rights Notice shall provide the Purchasers an option (the "Rights Option") during the five (5) trading days following delivery of the Rights Notice (the "Option Period") to inform the Company whether the Purchasers will purchase all or part of the securities being offered in such Subsequent Financing on the same, absolute terms and conditions as contemplated by such Subsequent Financing (the "First Refusal Rights"). Delivery of any Rights Notice constitutes a representation and warranty by the Company that there are no other material terms and conditions, arrangements, agreements or otherwise except for those disclosed in the Rights Notice, to provide additional compensation to any party participating in any proposed Subsequent Financing, including, but not limited to, additional compensation based on changes in the Purchase Price or any type of reset or adjustment of a purchase or conversion price or to issue additional securities at any time after the closing date of a Subsequent Financing. If the Company does not receive notice of exercise of the Rights Option from the Purchasers within the Option Period, the Company shall have the right to close the Subsequent Financing on the scheduled closing date with a third party; PROVIDED that all of the material terms and conditions of the closing are the same as those provided to the Purchasers in the Rights Notice. If the closing of the proposed Subsequent Financing does not occur on that date, any closing of the contemplated Subsequent Financing or any other Subsequent Financing shall be subject to all of the provisions of this Section 3.12, including, without limitation, the delivery of a new Rights Notice. The provisions of this Section 3.12(b) shall not apply to issuances of Financing Securities in a Permitted Financing.

          (c) During the period commencing on the Closing Date and ending on the second (2nd) anniversary of the Closing Date, if the Company enters into any Subsequent Financing on terms more favorable than the terms governing the Preferred Shares, then the Purchasers in their sole discretion may exchange the Preferred Shares, valued at their stated value, together with accrued but unpaid dividends (which dividends shall be payable, at the sole option of the Purchasers, (i) either in cash or in the form of the new securities to be issued in the Subsequent Financing, at the sole option of the Company or (ii) either in cash or in shares of Common Stock, at the sole option of the Company) for the securities issued or to be issued in the Subsequent Financing. The Company covenants and agrees to promptly notify in writing the Purchasers of the terms and conditions of any such proposed Subsequent Financing.

          Section 3.13 RESERVATION OF SHARES. So long as any of the Preferred Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 120% of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and the Warrant Shares.

          Section 3.14 TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Preferred Shares or exercise of the Warrants in the form of EXHIBIT E attached hereto (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 6.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.14 will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 3.14 shall affect in any way each Purchaser's obligations and agreements set forth in Section 6.1 to comply with all applicable prospectus delivery requirements, if any, upon resale of the Shares. If a Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3.14 will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.14 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.14, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          Section 3.15 DISPOSITION OF ASSETS. So long as the Preferred Shares remain outstanding, neither the Company nor any Subsidiary shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except for sales to customers in the ordinary course of business or with the prior written consent of the holders of a majority of the Preferred Shares then outstanding, except for the sale of (i) patents and other technology associated with Smart Predictive Line Controller, (ii) shares of stock of Beacon Power Corporation held by the Company, (iii) all or any portion of the Northrup Grumman hybrid electric vehicle patent portfolio, or (iv) assets, properties or rights which in the aggregate have a book value of less than $2,000,000.

          Section 3.16 FORM S-3 ELIGIBILITY. The Company meets the requirements for the use of Form S-3 under the Securities Act to register for re-sale the shares of Common Stock pursuant to the Registration Rights Agreement.

          Section 3.17 STOCKHOLDER APPROVAL. The Company covenants and agrees to solicit in its Proxy Statement and Notice of Annual Meeting stockholder approval (the "Stockholder Approval") to authorize the issuance of shares of Common Stock upon conversion of the Preferred Shares and/or exercise of the Warrants in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the date hereof (the "Cap Amount"). If Stockholder Approval is not obtained by June 15, 2003, each Purchaser shall have the option to require redemption of such portion of its Preferred Shares in excess of the Cap Amount at a redemption price equal to the stated value of such Preferred Shares plus accrued and unpaid dividends and upon payment in full, the Purchasers shall surrender certificates representing such redeemed Preferred Shares for cancellation. The redemption price shall be paid by the Company within three (3) business days of a Purchaser's request.

          Section 3.18 SILICON VALLEY BANK. The Company shall not incur any indebtedness other than under the Company's senior credit facility with Silicon Valley Bank as the same may be amended from time to time.

                                   ARTICLE IV

                                   CONDITIONS

          Section 4.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO SELL THE SHARES. The obligation hereunder of the Company to issue and sell the Preferred Shares and the Warrants to the Purchasers is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a) ACCURACY OF EACH PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

          (b) PERFORMANCE BY THE PURCHASERS. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

          (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d) DELIVERY OF PURCHASE PRICE. The Purchase Price for the Preferred Shares and Warrants has been delivered to the Company at the Closing Date.

          (e) DELIVERY OF TRANSACTION DOCUMENTS. The Transaction Documents have been duly executed and delivered by the Purchasers to the Company.

          (f) NO PROCEEDING OR LITIGATION. No action, suit or proceeding shall have been commenced or investigation threatened by any governmental authority against the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          Section 4.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASERS TO PURCHASE THE SHARES. The obligation hereunder of each Purchaser to acquire and pay for the Preferred Shares and the Warrants is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion.

          (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that are expressly made as of a particular date), which shall be true and correct in all material respects as of such date.

          (b) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

          (c) NO SUSPENSION, ETC. From the date hereof to the Closing Date, trading in the Company's Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Preferred Shares.

          (d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e) NO PROCEEDINGS OR LITIGATION. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          (f) CERTIFICATE OF DESIGNATION OF RIGHTS AND PREFERENCES. Prior to the Closing, the Certificate of Designation in the form of EXHIBIT C attached hereto shall have been filed with the Secretary of State of Delaware.

          (g) OPINION OF COUNSEL, ETC. At the Closing, the Purchasers shall have received an opinion of counsel to the Company, dated the date of the Closing, in the form of EXHIBIT F hereto, and such other certificates and documents as the Purchasers or its counsel shall reasonably require incident to the Closing.

          (h) REGISTRATION RIGHTS AGREEMENT. At the Closing, the Company shall have executed and delivered the Registration Rights Agreement to each Purchaser.

          (i) CERTIFICATES. The Company shall have executed and delivered to the Purchasers the certificates (in such denominations as such Purchaser shall request) for the Preferred Shares and Warrants being acquired by such Purchaser at the Closing.

          (j) RESOLUTIONS. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) above in a form reasonably acceptable to such Purchaser (the "Resolutions").

          (k) RESERVATION OF SHARES. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, a number of shares of Common Stock equal to at least 120% of the aggregate number of Conversion Shares issuable upon conversion of the Preferred Shares outstanding on the Closing Date and the number of Warrant Shares issuable upon exercise of the number of Warrants assuming such Warrants were granted on the Closing Date (after giving effect to the Preferred Shares and the Warrants to be issued on the Closing Date and assuming all such Preferred Shares and Warrants were fully convertible or exercisable on such date regardless of any limitation on the timing or amount of such conversions or exercises).

          (l) TRANSFER AGENT INSTRUCTIONS. The Irrevocable Transfer Agent Instructions, in the form of EXHIBIT E attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          (m) SECRETARY'S CERTIFICATE. The Company shall have delivered to such Purchaser a secretary's certificate, dated as of the Closing Date, as to
(i) the Resolutions, (ii) the Certificate, (iii) the Bylaws, (iv) the Certificate of Designation, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

          (n) OFFICER'S CERTIFICATE. The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of the Closing Date.

          (o) MATERIAL ADVERSE EFFECT. No Material Adverse Effect shall have occurred at or before the Closing Date.

          (p) CREDIT FACILITY. Except as set forth in the disclosure schedules to this Agreement, the Company shall be in full compliance with the terms and conditions of the Company's senior credit facility with Silicon Valley Bank as the same may be amended from time to time.

          (q) CONSENT OF SILICON VALLEY BANK. The Company shall have received the consent of Silicon Valley Bank to enter into the transactions contemplated by this Agreement.

          (r) APPLIED MATERIALS, INC. The Company shall have provided notice to Applied Materials, Inc. in accordance with the Global Supply Agreement between the Company and Applied Materials, Inc. dated as of November 21, 2002 in connection with the consummation of the transactions contemplated by this Agreement.

          (s) EXECUTION OF NOTE AND WARRANT PURCHASE AGREEMENT. The Note and Warrant Purchase Agreement by and among the Company and the investors named therein shall have been executed by the parties thereto.


                                    ARTICLE V

                              INTENTIONALLY OMITTED

                                   ARTICLE VI

                            STOCK CERTIFICATE LEGEND

          Section 6.1 LEGEND. Each certificate representing the Preferred Shares and the Warrants, and, if appropriate, securities issued upon conversion thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

          THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SATCON TECHNOLOGY CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH

          SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

     The Company agrees to reissue certificates representing the Shares without the legend set forth above if at such time, prior to making any transfer of any Shares or Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request, and (x) the Shares have been registered for sale under the Securities Act and the holder is selling such shares and is complying with its prospectus delivery requirement under the Securities Act, (y) the holder is selling such Shares in compliance with the provisions of Rule 144 or (z) the provisions of paragraph (k) of Rule 144 apply to such Shares.

                                   ARTICLE VII

                             INTENTIONALLY OMITTED.

                                  ARTICLE VIII

                                 INDEMNIFICATION

          Section 8.1 GENERAL INDEMNITY. The Company agrees to indemnify and hold harmless the Purchasers and any finder (and their respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. Each Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Article 8 shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder.

          Section 8.2 INDEMNIFICATION PROCEDURE. Any party entitled to indemnification under this Article VIII (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VIII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty
(30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VIII to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article VIII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and
(b) any liabilities the indemnifying party may be subject to pursuant to the law.

                                   ARTICLE IX

                                  MISCELLANEOUS

          Section 9.1 FEES AND EXPENSES. Except as otherwise set forth in this Agreement, the Registration Rights Agreement or the Certificate of Designation, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, PROVIDED that the Company shall pay, at the Closing (i) all actual attorneys' fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by the Purchasers up to $40,000 in connection with the preparation, negotiation, execution and delivery of this Agreement, the Registration Rights Agreement and the transactions contemplated thereunder, and (ii) in connection with the filing and declaration of effectiveness by the Commission of the Registration Statement (as defined in the Registration Rights Agreement) and any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents. In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchasers in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys' fees and expenses. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Preferred Shares pursuant hereto.

          Section 9.2     SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION.

          (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement, the Certificate of Designation or the Registration Rights Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the Registration Rights Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

          (b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this
Section 9.2 shall affect or limit any right to serve process in any other manner permitted by law.

          Section 9.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents or the Certificate of Designation, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or the Certificate of Designation unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Preferred Shares, as the case may be.

          Section 9.4 NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  If to the Company:   SatCon Technology Corporation
                                       161 First Street
                                       Cambridge, MA 02142
                                       Attention: David B. Eisenhaure
                                       Tel. No.: (617) 661-0540
                                       Fax No.:  (617) 349-0898

                  with copies to:      Hale and Dorr LLP
                                       60 State Street
                                       Boston, MA 02109
                                       Attention: Jeffrey N. Carp, Esq.
                                       Tel. No.: (617) 526-6468
                                       Fax No.:  (617) 526-5000

                  If to any Purchaser: At the address of such Purchaser set
                                       forth on Exhibit A to this Agreement,
                                       with copies to Purchaser's counsel as
                                       set forth on Exhibit A or as specified
                                       in writing by such Purchaser with copies to:

                                       Jenkens & Gilchrist Parker Chapin LLP
                                       The Chrysler Building
                                       405 Lexington Avenue
                                       New York, NY 10174
                                       Attention: Christopher S. Auguste
                                       Tel No.: (212) 704-6000
                                       Fax No.: (212) 704-6288

     Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

          Section 9.5 WAIVERS. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          Section 9.6 HEADINGS. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

          Section 9.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

          Section 9.8 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          Section 9.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Agreement shall not interpreted or construed with any presumption against the party causing this Agreement to be drafted.

          Section 9.10 SURVIVAL. The representations and warranties of the Company and the Purchasers contained in Sections 2.1(o) and (s) should survive indefinitely and those contained in Article II, with the exception of Sections 2.1(o) and (s), shall survive the execution and delivery hereof and the Closing until the date three (3) years from the Closing Date, and the agreements and covenants set forth in Articles I, III, VIII and IX of this Agreement shall survive the execution and delivery hereof and the Closing hereunder until the Purchasers in the aggregate beneficially own (determined in accordance with Rule 13d-3 under the Exchange Act) less than 10% of the total combined voting power of all voting securities then outstanding, provided, that Sections 3.1, 3.2, 3.4, 3.5, 3.7, 3.8, 3.9, 3.10, 3.12, 3.13 and 3.14 shall not expire until the
Registration Statement required by Section 2 of the Registration Rights Agreement is no longer required to be effective under the terms and conditions of Registration Rights Agreement.

          Section 9.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other parties within five days of the execution and delivery hereof.

          Section 9.12 PUBLICITY. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchasers without the consent of the Purchasers unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

          Section 9.13 SEVERABILITY. The provisions of this Agreement, the Certificate of Designation and the Registration Rights Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement, the Certificate of Designation or the Registration Rights Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, the Certificate of Designation or the Registration Rights Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

          Section 9.14 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Preferred Shares, the Conversion Shares, the Warrants, the Warrant Shares, the Certificate of Designation, and the Registration Rights Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

                                       SATCON TECHNOLOGY CORPORATION


                                       By: /s/ Ralph M. Norwood
                                           ------------------------------------
                                              Name: Ralph M. Norwood
                                              Title: Vice-Pres. & CFO


                                       PURCHASER

                                       SDS MERCHANT FUND, LP

                                       By: /s/ Scott Derby
                                          -------------------------------------
                                              Name: Scott E. Derby
                                              Title: General Counsel


                                       PURCHASER

                                       ALPHA CAPITAL AG

                                       By: /s/ K. Ackermann
                                          -------------------------------------
                                              Name: Konrad Ackermann
                                              Title: Director


                                       PURCHASER

                                       RHP Master Fund, Ltd.
                                       By: Rock Hill Investment
                                       Management, L.P.
                                       By: RHP General Partner LLC

                                       By: /s/ Wayne D. Bloch
                                          -------------------------------------
                                              Name: Wayne D. Bloch
                                              Title: Managing Partner



                                       PURCHASER


                                       By: /s/ Matthew Balk
                                          -------------------------------------
                                              Name:
                                              Title:


                                       PURCHASER


                                       By: /s/ Andrew R. Muir
                                          -------------------------------------
                                              Name: Andrew R. Muir
                                              Title:


                                       PURCHASER


                                       By: Crestview Capital Offshore Fund Inc.
                                          -------------------------------------
                                              Name: Richard Levy
                                              Title: Managing Partner



                                       PURCHASER

                                       DMG LEGACY FUND LLC

                                       By: /s/ Andrew Wilder
                                          -------------------------------------
                                              Name: Andrew Wilder
                                              Title: Chief Financial Officer


                                       DMG LEGACY INSTITUTIONAL FUND LLC

                                       By: /s/ Andrew Wilder
                                          -------------------------------------
                                              Name: Andrew Wilder
                                              Title: Chief Financial Officer


                                       DMG LEGACY INTERNATIONAL LTD.

                                       By: /s/ Andrew Wilder
                                          -------------------------------------
                                              Name: Andrew Wilder
                                              Title: Chief Financial Officer



                                       PURCHASER


                                       By: /s/ Illegible
                                          -------------------------------------
                                              Name: Stonestreet LP
                                              Title: President



                                       PURCHASER


                                       By: Crestview Capital Fund II L.P.
                                          -------------------------------------
                                              Name: Richard Levy
                                              Title: Managing Partner



                                       PURCHASER


                                       By: Crestview Capital Fund I L.P.
                                          -------------------------------------
                                              Name: Richard Levy
                                              Title: Managing Partner



                                       PURCHASER

                                       OTAPE LLC

                                       By: /s/ Richard M. Cougne
                                          -------------------------------------
                                              Name: Richard M. Cougne
                                              Title: General Counsel


                                       PURCHASER


                                       By: /s/ Robert A. Melnick
                                          -------------------------------------
                                              Name: Robert A. Melnick
                                              Title:


                                       PURCHASER


                                       By: /s/ David Weiner
                                          -------------------------------------
                                              Name: David Weiner
                                              Title:


                                       PURCHASER


                                       By: /s/ Michael Loew
                                          -------------------------------------
                                              Name: Michael Loew
                                              Title:


                                       PURCHASER


                                       By: /s/ Robert J. Neborsky
                                          -------------------------------------
                                              Name: Robert J. Neborsky
                                              Title: Illegible


                                       PURCHASER

                                       ELLIS ENTERPRISES

                                       By: Illegible
                                          -------------------------------------
                                              Name: Illegible
                                              Title: Director


                                       PURCHASER


                                       By: /s/ Illegible
                                          -------------------------------------
                                              Name:
                                              Title:


                                       PURCHASER


                                       By: /s/ Gregory Porges
                                          -------------------------------------
                                              Name: Gregory Porges
                                              Title: President of the General
                                                     Partner


                                       PURCHASER


                                       By: /s/ C.G. Adelman
                                          -------------------------------------
                                              Name: Cass Gunther Adelman
                                              Title: Managing Member

                                EXHIBIT A TO THE


             SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                        FOR SATCON TECHNOLOGY CORPORATION

                                        NUMBER OF PREFERRED SHARES
                                        & WARRANTS PURCHASED /
                                        NUMBER OF SHARES OF COMMON
NAMES AND ADDRESSES                     STOCK ISSUABLE TO EACH PURCHASER                DOLLAR AMOUNT OF
OF PURCHASERS                           UP TO THE ISSUABLE MAXIMUM (19.99%)             INVESTMENT
-------------------                     -----------------------------------             ----------------
David Wiener Revocable Trust                Preferred Shares: 2.0                       $  25,000
10 Iron Canyon Ct.                          Series A Warrants: 10,000
Park City, UT 84060                         Series B Warrants: 10,000
Attention: David Wiener                     Issuable Maximum:
Fax No.: (435) 649-3458

Michael Loew                                Preferred Shares: 2.4                       $  30,000
507 E. 80th St. Apt. 4F                     Series A Warrants: 12,000
New York, NY 10021                          Series B Warrants: 12,000
Fax No.: (212) 585-1154                     Issuable Maximum:

Robert A. Melnick                           Preferred Shares: 2.0                       $  25,000
1074 Bonnie Brae Blvd.                      Series A Warrants: 10,000
Denver, CO 80209                            Series B Warrants: 10,000
Fax No.: N/A                                Issuable Maximum:

Joe Reynolds                                Preferred Shares: 2.0                       $  25,000
1599 Boulevard                              Series A Warrants: 10,000
Peekskill, NY 10566                         Series B Warrants: 10,000
Fax No.: (914) 693-2221                     Issuable Maximum:

Robert J. Neborsky, MD Inc.                 Preferred Shares: 6.0                       $  75,000
317 14th St.                                Series A Warrants: 30,000
Del mar, CA 92014                           Series B Warrants: 30,000
Attention: Robert J. Neborsky               Issuable Maximum:
Fax No.: (858) 481-0490

OTAPE LLC                                   Preferred Shares: 16.0                      $ 200,000
One Manhattanville Rd.                      Series A Warrants: 80,000
Purchase, N.Y. 10527                        Series B Warrants: 80,000
Attention: Paul Masters                     Issuable Maximum:
Fax No.: (914) 694-6335

MRT, L.P.                                   Preferred Shares: 14.4                      $ 180,000
120 Broadway, Suite 1050                    Series A Warrants: 72,000
New York, NY 10271                          Series B Warrants: 72,000
Attention: Ian Estepan                      Issuable Maximum:
Fax No.: (212) 433-6188

Crestview Capital Fund I                    Preferred Shares: 17.864                    $ 223,300
95 Revere Dr., Suite F                      Series A Warrants: 89,320
Northbrook, IL 60062                        Series B Warrants: 89,320
Attention: Richard Levy                     Issuable Maximum:
Fax No.: (847) 559-5807

Crestview Capital Fund II                   Preferred Shares: 47.936                    $ 599,200
95 Revere Dr., Suite F                      Series A Warrants: 239,680
Northbrook, IL 60062                        Series B Warrants: 239,680
Attention: Richard Levy                     Issuable Maximum:
Fax No.: (847) 559-5807

Crestview Capital Offshore Inc.             Preferred Shares: 4.2                       $  52,500
95 Revere Dr., Suite F                      Series A Warrants: 21,000
Northbrook, IL 60062                        Series B Warrants: 21,000
Attention: Richard Levy                     Issuable Maximum:
Fax No.: (847) 559-5807

Matthew Balk                                Preferred Shares: 2                         $  25,000
245 Park Ave., 44th Floor                   Series A Warrants: 10,000
New York, NY 10167                          Series B Warrants: 10,000
Fax No.: (212) 856-5751                     Issuable Maximum:

Stonestreet Limited Partnership             Preferred Shares: 16                        $ 200,000
c/o Canaccord Capital                       Series A Warrants: 80,000
320 Bay Street, Suite 1300                  Series B Warrants: 80,000
Toronto, ON M5H 4A6                         Issuable Maximum:
Attention:  Tricia Webb
Fax No.: (416) 956-8989

RHP Master Fund, Ltd.                       Preferred Shares: 9                         $ 112,500
c/o Rock Hill Investment                    Series A Warrants: 45,000
Management, L.P.                            Series B Warrants: 45,000
Three Bala Plaza-East, Suite 585            Issuable Maximum:
Cynwyd, PA 19004
Attention: Keith Marlowe
Fax No.: (610) 949-9600

DMG Legacy Fund LLC                         Preferred Shares: 1.4                       $  17,500
c/o DMG Advisors LLC                        Series A Warrants: 7,000
53 Forest Avenue, Second Floor              Series B Warrants: 7,000
Old Greenwich, CT 06870                     Issuable Maximum:
Attention: Andrew Wilder
Fax No.: (203) 967-5851

DMG Legacy Institutional Fund Ltd.          Preferred Shares: 13.02                     $ 162,750
c/o DMG Advisors LLC                        Series A Warrants: 65,100
53 Forest Avenue, Second Floor              Series B Warrants: 65,100
Old Greenwich, CT 06870                     Issuable Maximum:
Attention: Andrew Wilder
Fax No.: (203) 967-5851

DMG Legacy International Ltd.               Preferred Shares: 13.58                     $ 169,750
c/o DMG Advisors LLC                        Series A Warrants: 67,900
53 Forest Avenue, Second Floor              Series B Warrants: 67,900
Old Greenwich, CT 06870                     Issuable Maximum:
Attention: Andrew Wilder
Fax No.: (203) 967-5851

SDS Merchant Fund, L.P.                     Preferred Shares: 28                        $ 350,000
c/o SDS Capital Partners, LLC               Series A Warrants: 140,000
53 Forest Avenue, Second Floor              Series B Warrants: 140,000
Old Greenwich, CT 06870                     Issuable Maximum:
Attention: Steve Derby
Fax No.: (203) 967-5880

Burnham Hill Holdings LLC                   Preferred Shares: 2                         $  25,000
900 Park Avenue                             Series A Warrants: 10,000
New York, NY 10021                          Series B Warrants: 10,000
Attention: Cass Gunther Adelman             Issuable Maximum:
Fax No.: N/A

Alpha Capital AG                            Preferred Shares: 40                        $ 500,000
c/o L.H. Financial                          Series A Warrants: 200,000
160 Central Park South, Suite 2701          Series B Warrants: 200,000
New York, NY 10019                          Issuable Maximum:
Attention: Ari Kluger
Fax No.: (212) 586-8244

Ellis Enterprises Inc.                      Preferred Shares: 8                         $ 100,000
212 Juniper Circle North                    Series A Warrants: 40,000
Lawrence, NY 11559                          Series B Warrants: 40,000
Attention: Matt Drillman                    Issuable Maximum:
Fax No.: (212) 750-2088

Andrew Redvers Muir                         Preferred Shares: 6                         $  75,000
481 Jerusalem Road                          Series A Warrants: 30,000
Cohasset, MA 02025                          Series B Warrants: 30,000
Fax No.: (781) 383-2110                     Issuable Maximum:

                               EXHIBIT B-1 TO THE
           SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
                          SATCON TECHNOLOGY CORPORATION

                            FORM OF SERIES A WARRANT

                               EXHIBIT B-2 TO THE
           SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
                          SATCON TECHNOLOGY CORPORATION

                            FORM OF SERIES B WARRANT

                                EXHIBIT C TO THE
           SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
                          SATCON TECHNOLOGY CORPORATION

                       FORM OF CERTIFICATE OF DESIGNATION

                                EXHIBIT D TO THE
           SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
                          SATCON TECHNOLOGY CORPORATION

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                EXHIBIT E TO THE
           SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
                          SATCON TECHNOLOGY CORPORATION

                 FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                          SATCON TECHNOLOGY CORPORATION

                                                   as of February 18, 2003

[Name and address of Transfer Agent]
Attn:  _____________


LADIES AND GENTLEMEN:

     Reference is made to that certain Series A Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement"), dated as of February 18, 2003, by and among SatCon Technology Corporation, a Delaware corporation (the "COMPANY"), and the purchasers named therein (collectively, the "PURCHASERS") pursuant to which the Company is issuing to the Purchasers shares of its Series A Convertible Preferred Stock, par value $.01 per share, (the "PREFERRED SHARES") and warrants (the "WARRANTS") to purchase shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"). This letter shall serve as our irrevocable authorization and direction to you (subject to Section 3.1(a) of the Purchase Agreement and provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon conversion of the Preferred Shares (the "CONVERSION SHARES") and exercise of the Warrants (the "WARRANT SHARES") to or upon the order of a Purchaser from time to time upon (i) surrender to you of a properly completed and duly executed Conversion Notice or Exercise Notice, as the case may be, in the form attached hereto as Exhibit I and Exhibit II, respectively, (ii) in the case of the conversion of Preferred Shares, a copy of the certificates (with the original certificates delivered to the Company) representing Preferred Shares being converted or, in the case of Warrants being exercised, a copy of the Warrants (with the original Warrants delivered to the Company) being exercised (or, in each case, an indemnification undertaking with respect to such share certificates or the warrants in the case of their loss, theft or destruction), and (iii) delivery of a treasury order or other appropriate order duly executed by a duly authorized officer of the Company. So long as you have previously received (x) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), and no subsequent notice by the Company or its counsel of the suspension or termination of its effectiveness and (y) a copy of such registration statement, and if the Purchaser represents in writing that the Conversion Shares or the Warrant Shares, as the case may be, were sold pursuant to the Registration Statement, then certificates representing the Conversion Shares and the Warrant Shares, as the case may be, shall not bear any legend restricting transfer of the Conversion Shares and the Warrant Shares, as the case may be, thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received (i) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the SEC under the 1933 Act, and (ii) a copy of such registration statement, then the certificates for the Conversion Shares and the Warrant Shares shall bear the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR SATCON TECHNOLOGY CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

and, provided further, that the Company may from time to time notify you to place stop-transfer restrictions on the certificates for the Conversion Shares and the Warrant Shares in the event a registration statement covering the Conversion Shares and the Warrant Shares is subject to amendment for events then current.

     A form of written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares and the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit III.

     Please be advised that the Purchasers are relying upon this letter as an inducement to enter into the Securities Purchase Agreement and, accordingly, each Purchaser is a third party beneficiary to these instructions.

     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at ___________.

                                            Very truly yours,

                                            SATCON TECHNOLOGY CORPORATION


                                            By:
                                               ---------------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                        ------------------------

ACKNOWLEDGED AND AGREED:

[TRANSFER AGENT]

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------
Date:
       -------------------------------

                                    EXHIBIT I

                          SATCON TECHNOLOGY CORPORATION
                                CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series A Preferred Stock of SatCon Technology Corporation (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A Preferred Stock, par value $.01 per share (the "Preferred Shares"), of SatCon Technology Corporation, a Delaware corporation (the "Company"), indicated below into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

     Date of Conversion:                         _______________________________

     Number of Preferred Shares to be converted: ______

     Stock certificate no(s). of Preferred Shares to be converted: ______

     The Common Stock have been sold pursuant to the Registration Statement (as defined in the Registration Rights Agreement): YES ____ NO____

Please confirm the following information:

     Conversion Price:                           _______________________________

     Number of shares of Common Stock
     to be issued:                               _______________________________


Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: _________________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

     Issue to:                                   _______________________________
                                                 _______________________________


     Facsimile Number:                           _______________________________

     Authorization:                              _______________________________

                                                 By:
                                                     ---------------------------
                                                 Title:
                                                        ------------------------

     Dated:

                                 PRICES ATTACHED

                                   EXHIBIT II

                             FORM OF EXERCISE NOTICE

                                  EXERCISE FORM

                          SATCON TECHNOLOGY CORPORATION

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of SatCon Technology Corporation covered by the within Warrant.

Dated: _________________                   Signature
                                                     ---------------------------

                                           Address
                                                     ---------------------------
                                                     ---------------------------

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________                   Signature
                                                     ---------------------------

                                           Address
                                                     ---------------------------
                                                     ---------------------------

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________                   Signature
                                                     ---------------------------

                                           Address
                                                     ---------------------------
                                                     ---------------------------

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-_____ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                   EXHIBIT III

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[Name and address of Transfer Agent]
Attn:  _____________

          Re:     SATCON TECHNOLOGY CORPORATION

Ladies and Gentlemen:

     We are counsel to SatCon Technology Corporation, a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Series A Convertible Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of February 18, 2003, by and among the Company and the purchasers named therein (collectively, the "PURCHASERS") pursuant to which the Company issued to the Purchasers shares of its Series A Convertible Preferred Stock, par value $.01 per share, (the "PREFERRED SHARES") and warrants (the "WARRANTS") to purchase shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"). Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), dated as of February 18, 2003, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ________________, 2003, the Company filed a Registration Statement on Form S-3 (File No. 333-________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the resale of the Registrable Securities which names each of the present Purchasers as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and accordingly, the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                 Very truly yours,

                                                 [COMPANY COUNSEL]


                                                 By:
                                                    ----------------------------


cc:  [LIST NAMES OF PURCHASERS]

                                EXHIBIT F TO THE
           SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT FOR
                          SATCON TECHNOLOGY CORPORATION

                           FORM OF OPINION OF COUNSEL

          1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

          2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Preferred Stock, the Warrants and the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants. The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Transaction Documents have been duly executed and delivered, and the Preferred Stock and the Warrants have been duly executed, issued and delivered by the Company and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms. The Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants are not subject to any preemptive rights under the Certificate of Incorporation or the Bylaws.

          3. The Preferred Stock and the Warrants have been duly authorized and, when delivered against payment in full as provided in the Purchase Agreement, will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants, have been duly authorized and reserved for issuance, and, when delivered upon conversion or against payment in full as provided in the Certificate of Designation and the Warrants, as applicable, will be validly issued, fully paid and nonassessable.

          4. The execution, delivery and performance of and compliance with the terms of the Transaction Documents and the issuance of the Preferred Stock, the Warrants and the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants do not (i) violate any provision of the Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) (a) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment, injunction or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

          5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required under Federal, state or local law, rule or regulation in connection with the valid execution and delivery of the Transaction Documents, or the offer, sale or issuance of the Preferred Stock, the Warrants or the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants other than the Certificate of Designation and the Registration Statement.

          6. There is no action, suit, claim, investigation or proceeding pending or threatened against the Company which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any of its properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such.

          7. The offer, issuance and sale of the Preferred Stock and the Warrants and the offer, issuance and sale of the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants pursuant to the Purchase Agreement, the Certificate of Designation and the Warrants, as applicable, are exempt from the registration requirements of the Securities Act.

          8. The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                                                 Very truly yours,